TRANSLATION

                     DIRECTION OF FINANCE SERVICE OF MACAU
                     ADMINISTRATIVE AND FINANCIAL DIVISION

                                    CERTIFY

ONE--That the photocopy annexed to this certificate is according to its original

TWO--That it was extracted at this Division from the deed registered on folios 111 and followings of the Book of Notes for deeds No. 274

THREE--That it occupies eight sheets (being 1 enclosure) with the embossed stamp used by this Direction, which are all numerated and rubricated by me.


                    Macau, 20th March, 1990.

                         The Notary
                     Signature not legible.

ACCOUNT No. 65

Fees ..............................  $19.00
Stamps of the article 42 ..........  $50.00
Stamps of the article 43 ..........  $  --
           Total ..................  $69.00

The total is sixty nine patacas.
Signature not legible

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                                          Deed of the concession contract by
                                          lease with exemption of auction, of
                                          a land with area of 4,200 square
                                          metre, located at Pac-On, Lot "E",
                                          in the Island of Taipa, made in favour
                                          the name of "ACESSORIOS ELECTRONICOS
                                          BEL FUSE MACAU LIMITED"


     On 16th March, 1990, in this city of Macau and at the building located at Rua da Praia Grande, where the Direction Service of Finance is established, appeared in my presence, Alberto Rosa Nunnes, Subdirector of the said Service, performing as private notary of the Finance of this Territory, as grantors:

     FIRST: The Territory of Macau, represented by Joao Luis Martins Roberto, Director of the Finance Service of Macau, according to the subdelegation granted by the Under-Secretary for the Economic Affairs by dispatch number four hundred and seventy one stroke SAAE stroke eighty nine, of 12th December, published in the fifth supplement to the Official Bulletin number fifty two of twenty nine of the said month and year.

     SECOND: "ACESSORIOS ELECTRONICOS BEL FUSE MACAU LIMITED" with office at Avenida Almirante Lacerda numbers one hundred and sixty seven and one hundred and sixty nine, sixth floor, inscribed at the Registry Office under the number one thousand and thirty eight on folios one hundred and thirty eight reverse side of the Book C-third, now represented by its manager LOH HUNG PAO, PETER, with powers confered in accordance with the statutes of the company inscribed at the said office.

     The Assistant Attorney-General of the Republic of this city Rodrigo Antonio Leal de Carvalho was also present this act. They are all persons whose identities I know and perceive.

     Therefore, to the first grantor with the capacity above mentioned, it was said:-That, as the Under-Secretary for the Public Works and Habitation by dispatch number one hundred and sixty two stroke SAOPH stroke eighty eight, of 7th December

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authorized the petition lodged by the second grantor for the concession, by lease with exemption of auction, a land with the area of four thousand and two hundred square metre, located at Pac-On, Lot "E", in the Island of Taipa, not yet described at the House Registry Office of Macau according to certificate issued by the said office, the grantors are to simplify the deed in the following terms:

FIRST CLAUSE--OBJECT OF THE CONTRACT: CONCESSION BY LEASE
---------------------------------------------------------

The first grantor grants to the second grantor, by lease with exemption of auction, a land located at the Island of Taipa, corresponding to the Lot "E" of the embankment of Pac-On with the area of four thousand and two hundred square meter, hereinafter referred to as Land, which is marked in the annexed plan, with the number DPT stroke zero two stroke three hundred and sixty two stroke eighty eight of the Direction of Cartography and Cadastre Service

SECOND CLAUSE--PERIOD OF LEASE
------------------------------

1. The lease is valid for 25 years, starting from the date of granting of the public writ of the present CONTRACT

2. The period of lease fixed in the former number, can in the terms of the legislation applicable and with accordance to the conditions, be renewed till 19th December 2049.

THIRD CLAUSE--THE USAGE AND FINALITY OF THE LAND
------------------------------------------------

The land will be used for the construction of a building, comprising of three storeys, affected for the industry of the making of electronic components, to be explored by the SECOND GRANTOR

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FOURTH CLAUSE--RENT
-------------------

1. According to the Regulation no. 50/81/M, of 21st March, the SECOND PARTY will pay the following annual rent:

     a) During the period of execution of the usage of the LAND will pay $4.00 (four patacas) by metre square of the land granted in the global amount of $16,800.00 (sixteen thousand and eight hundred patacas).

     b) Once the work of usage of the LAND is completed will have to pay the global amount of $28,850.00 (twenty eight thousand and eight hundred and fifty patacas) resulting from the following description:

          i)   Area for industry:

               4.338 m2 x $5.00/m2 ................ $21,690.00

          ii)  Area for parking and environmental assistance:

               1.432 m2 x $5.00/m2 ................ $ 7,160.00

2. The areas referred in the former number are subject to alterations resulting from the inspection to be made by the competent authorities for the issuing of the Occupation Licence, with the alteration of the global

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3.   The rents will be revised five in five years, starting from the date of the granting of the public writ of the present CONTRACT, without any loss of the immediate application of new amounts of the rent stipulated by Regulation during the validity of the CONTRACT coming to be publicated.

FIFTH CLAUSE--DEADLINE OF USAGE
-------------------------------

1. The period of usage of the LAND starting from the date of publication in the Official Bulletin which authorizes the present CONTRACT, should operate according to the following

     1st  Fase--Construction of the ground floor industrial unit in a period of eighteen months, starting from the date above referred;

     2nd  Fase--The construction of the remaining two storeys is optional. The
                SECOND PARTY should inform the FIRST PARTY in a period of 12 months starting from the date of the licence of occupation of the first fase, if pretends to construct. The period of conclusion of the 2nd fase is 18 months starting from the date of the written communication of the SECOND PARTY.

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2.   Without any disadvantage of the stipulated in the former number, the SECOND
     PARTY should during the presentation of the projects, observe the following deadlines:

     a) 90 (ninety) days, starting from the date of notification of the approval of the anti-project of the work, for the presentation and elaboration of the work project (project of the foundation, estructures, water, drainage, electricity and special installations);

     b) 45 (forty five) days, starting from the date of notification of the approval of the work project, to the beginning of the work.

3. For the accomplishment of the deadlines referred in the former number, the projects will only be considered presentable if all the elements are instructed.

4. For the fulfilment of the deadlines referred in the number one of this clause it is understood that, for the appreciation of each of the projects referred in no. 2, the competent Authorities will observe a period of 60 (sixty) days.

5. In case the competent Authorities do not inform in the fixed deadline of the former number, the SECOND PARTY can start the project 30 (thirty) days after written communication to DSOPT (Public and Transport Works Dept),

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     subject, however the project to everything that appears laid out in the
     RGCU or any other rules applicable and being subject to all penalties set in that RGCU, with the exception of the absence of licence. However, the absence of resolution, relating to the plan of the job, does not dispense the SECOND PARTY of the presentation of the respective work project.

SIXTH CLAUSE--MATERIALS FOR THE RECLAMATION OF LAND
---------------------------------------------------

All and any materials needed for filling up the land which the SECOND PARTY eventually will necessitate to be used in the Land will have to be obtained outside the Territory.

SEVENTH CLAUSE--NON-ACCOMPLISHMENT OF THE DEADLINES
---------------------------------------------------

1. In case of any specific reasons, properly justified, accepted by the FIRST PARTY, by the non-accomplishment of the deadlines fixed in the fifth clause relatively to the presentation of any projects, beginning and conclusion of the works, the SECOND PARTY will have to pay a fine till $500.00 (five hundred patacas) for each day of delay till sixty days; besides this period and till the maximum global of one hundred and twenty days, will be subject to a fine of double the amount mentioned.

2. The SECOND PARTY, will be discharged of the responsibilities referred in the former number in cases of force majeure or other relevant facts, wherein the work is proven to be outside his control.

3. Only occurrences resulting exclusively from unforeseeable and unavoidable events shall be regarded as cases of force majeure.

4. For the accomplishment of the rule no. 2 of this clause the SECOND PARTY is to inform, the FIRST PARTY in writing, as soon as possible the occurence of the referred facts.

EIGHTH CLAUSE--PROTECTION OF THE MAIN ENVIRONMENT
-------------------------------------------------

1. Relatively to the industrial affluents, noise and pollution in general the SECOND PARTY has to abide with the rules internationally defined in these materials, in order to protect the environment, following accordingly to the rules set by the OMS--World Health Organization.

2. The SECOND PARTY is to also obey the rules of security and hygiene of the General Rule of Security and Hygiene of Work in the Industrial Establishments approved by the Law no.57/82/M of 22nd October.

3. Any fault of observance of the stipulated in no. 1 of this clause, the SECOND PARTY will be subject to the following penalties:

     --   In the 1st violation: $10,000.00 to $30,000.00

     --   In the 2nd violation: $31,000.00 to $80,000.00

     --   In the 3rd violation: $81,000.00 to $150,000.00

     -- From the 4th violation onwards the FIRST PARTY has the right to cancel the contract.

4. Any fault of accomplishment of the stipulated in no. 2 of this clause the SECOND PARTY will be subject to sanctions applicable in terms of Law no. 2/83.

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NINTH CLAUSE--PREMIUM OF CONTRACT
----------------------------------

The SECOND PARTY shall pay the FIRST PARTY, a premium of contract, the amount of $1,849,000.00 (one million eight hundred and forty nine thousand patacas) which will be paid in the following form:

a) $349,000.00 (three hundred and forty nine thousand patacas) 30 (thirty) days after the publication in the Official Bulletin of the approval of the present CONTRACT.

b) The remaining $1,500,000.00 (one million and five hundred thousand patacas) which will gain interest to annual tax of 5%, will be paid in 4 (four) instalments half-yearly, same of capital and interests, in the amount of $398,730.00 (three hundred and ninety eight thousand and seven hundred and thirty patacas) each one, earning the first 150 days starting from the date of payment referred in the former paragraph.

10TH CLAUSE--GUARANTY
---------------------

1. In the terms of rule of article no. 127 of Law no. 6/80/M, of 5th July, the SECOND PARTY will give a guaranty in the value of $16,800.00 (sixteen thousand and eight hundred patacas) by deposit or bank guaranty accepted by the FIRST PARTY.

2. The value of the guaranty referred in the former number should always accompany the value of the respective annual rent.

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ELEVENTH CLAUSE--TRANSFERENCE
-----------------------------

1. The transference of the situations occured in this concession, whenever the LAND is not used, and during the period of 10 years after the conclusion of the usage dependent of the former authorization of the FIRST PARTY and subjects the transferer the revision of the conditions of the present CONTRACT.

2. For the financial guaranty of the job, the SECOND PARTY can consist of voluntary mortgage over the right of lease of the land there conceded, in terms of the rule in the article 2 of the Law no. 51/83/M of 26th December.

12TH CLAUSE--INSPECTION
-----------------------

During the period of usage of the LAND conceded, the SECOND PARTY has the right to allow the access to the work site to the representatives of the Administration Services, who will be going for inspection, giving them all the assistance.


13TH CLAUSE--INVALIDITY
-----------------------

1.   The present CONTRACT will be invalid on the following cases:

     a)   Final deadline of the fine agraveted as mentioned in clause 8th.

     b) Alteration not consented with the finality of the concession, during the time of the usage is not completed;

     c) Interruption of the usage of the LAND in a period higher than 90 days, due to specific reasons justified and accepted by the FIRST PARTY.

2. The invalidity of the CONTRACT is declared by the approval of the Governor and will be publicated in the Official Bulletin.

3. The invalidity of the CONTRACT will determine the reversion of the LAND to the possession of the FIRST PARTY with all the improvements introduced, with no right for any compensation on the SECOND PARTY'S part.

14TH CLAUSE--CANCELLATION
-------------------------

1. The present CONTRACT can be cancelled when any of the following facts occur:

     a)   Fault of pontual payment of the rent;

     b) Alteration not consented for the usage of LAND and/or the finality of the concession, in case the usage of LAND is already concluded;

     c) Transference of the situations occurring during the concession, with the violation of the rules stated in the 11th clause--1st.

     d)   Non-accomplishments of the obligations stated in the sixth clause;

     e) Repeated non-accomplishment starting from the 4th violation of the obligations stated in the eighth clause;

     f)   Non-accomplishment of the obligations stated in the ninth clause;

2. The cancellation of the CONTRACT is declared by the approval of the Governor and will be publicated in the Official Bulletin.

15TH CLAUSE--COMPETENT LAW
--------------------------

For the purposes of resolution of any litigation emerging from the present CONTRACT, the competent law will be represented by the Court of Justice of Macau.

16TH CLAUSE--LEGISLATION APPLICABLE
-----------------------------------

The present CONTRACT, will act according to in cases of negligence by Law no. 6/80/M of 5th July, and with legislation applicable and in force in the Territory of Macau.

     It was said to the second grantor that he accepts this contract with all their clause and conditions, who is subject to its faithfull and exact fulfilment

     Thus this was said and reciprocally accepted, in the capacities which they grant and I perceive.

     The duly duty-stamp in accordance with the general table of Stamp-Duty in force, will be paid by means of bill

     The conveyance tax was paid at the Tax Office of the Finance of the Islands and the respective forwarding note number four hundred and thirty stroke five hundred and sixty seven is kept filed in the respective process

     I declare that the second grantor had deposited in the name of the territory of Macau and in the Department in Macau of the Nacional Ultramarino Bank, the security in the amount of sixteen thousand and eight hundred patacas, corresponding to a year of rent, according to bill number thirty seven stroke eighty nine of which a copy is kept filed in the process number fifteen thousand six hundred and thirty eight of this Direction

     As the representative of the second grantor does not know Portuguese language, the official interpreter, Augusto Jose da Lus---, intervenes in this act, with his consent, who made the oral translation of this deed in chinese as well as letting me know that it corresponds to his wish.

     The witnesses present, whose idoneousness I verified, Antonio Zeferino de Souza and Margarida Costa, both adults, public servants, living in this city, will sign this deed with the grantor, with the Assistant Attorney-General of the republic and with me, Subdirector of the Service of Finance and notary, after it was read, by me, in loud voice in the presence of all who verified that it is accordingly.



Signed            Joao Martins Roberto
Signed            Loh Hung Pao, Peter
Signature not legible
Signed            Antonio Zeferino Souza
Signed            Margarida Costa
I was present. Signed   Rodrigo Carvalho
Signed            Alberto Rosa Nunes